Filed pursuant to Rule 497(a)
Registration No. 333-219511
Rule 482ad

PATHWAY Restructures as Interval Fund, Expands Investment Focus

NEW YORK (November 7, 2017) Pathway Energy Infrastructure Fund, Inc. (the "Fund") announced today that it has converted to a continuously offered, closed-end interval fund structure and expanded its investment focus. Additionally, the Fund has changed its name to Pathway Capital Opportunity Fund, Inc.

With its expanded investment focus, the Fund is focused on investing at least 50 percent of its total assets in the securities of infrastructure companies. These can include but are not limited to transportation, defense, electric utilities and power, energy, chemicals, communication networks, water and wastewater systems, food and agriculture, social infrastructure, metals, industrials, materials, real estate, and other resources and services related to infrastructure assets like cement, paper, staffing, logistics, environmental, software, and forest product companies.

About Pathway Capital Opportunity Fund.
Pathway Capital Opportunity Fund, Inc. invests in infrastructure and infrastructure-related companies that it believes may offer stable, long-term cash flows with high barriers to entry. The Fund seeks to invest in a portfolio that is comprised of investments in a variety of subsectors and individual companies and targets income-oriented securities of private and public infrastructure companies and infrastructure-related sectors primarily within North America. For more information, visit pathwayopportunityfund.com.

About Prospect Capital Management L.P.
Headquartered in New York City, Prospect is an SEC-registered investment adviser that, along with its predecessors and affiliates, has a more than 25-year history of investing in and managing high-yielding debt and equity investments using both private partnerships and publicly traded closed-end structures. Prospect and its affiliates employ a team of approximately 100 professionals who focus on credit-oriented investments yielding attractive current income. Prospect has approximately $6.5 billion of assets under management as of June 30, 2017. For more information, call 212.448.0702 or visit prospectcapitalmanagement.com.

Prospectus
A registration statement relating to the common stock of Pathway Capital Opportunity Fund, Inc. was filed with and has been declared effective by the Securities and Exchange Commission. These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor have they passed upon the accuracy or adequacy of the prospectus. The offering of Pathway Capital Opportunity Fund, Inc.’s common stock is being made solely by means of a written prospectus forming part of the effective registration statement.

Investors should carefully consider the investment objectives, risks, charges and expenses of Pathway Capital Opportunity Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 866.655.3600 or by downloading it at provasicapital.com. The prospectus should be read carefully before investing. Wholesale distribution services are provided by Provasi Capital Partners LP, member FINRA/SIPC.

This press release is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale are not permitted.

Additional Information
Our distributions may exceed our earnings, and therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment.

Forward-Looking Statements
This press release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Pathway Capital Opportunity Fund, Inc. Words such as "believes," "expects," "projects," and "future" or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Pathway Capital Opportunity Fund, Inc. and that Pathway Capital Opportunity Fund, Inc. may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and Pathway Capital Opportunity Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investing involves risk including the possible loss of principal.

SOURCE: Pathway Capital Opportunity Fund, Inc.

Jonathan Ball
Pathway Capital Opportunity Fund, Inc.
jball@provasimail.com
469.341.2386